SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]    Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
[as permitted by Rule
       14a-6(e)(2)]
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section
240.14a-11(c) or Section 240.14a-12

           Email Mortgage, Inc.
(name of Registrant as Specified In Its Charter)

            Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x]  No Fee required.
[  ]  Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.
    1)  Title of each class of securities to which
transaction applies:
    2)  Aggregate number of securities to which
transaction applies:
    3)  Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee
is calculated and state how it was determined):
    4)  Proposed maximum aggregate value of
transaction:
    5)  Total fee paid:
[  ]   Fee paid previously with preliminary
materials.
[  ]   Check box if any part of the fee is offset
as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which
the offsetting fee was paid
previously.   Identify the previous filing by
registration statement number,
or the Form or Schedule and the date of its filing.
  1)  Amount Previously Paid:
  2)  Form, Schedule or Registration Statement No.:
  3)  Filing Party:
  4)  Date Filed:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF EMAIL MORTGAGE, INC.

Dianne VandenBurg is hereby authorized to represent and to vote the shares of the undersigned in Email
Mortgage, Inc. at a Special Meeting (hereinafter referred to as "Special Meeting") of the Stockholders to be held on July 5, 2002 and at any adjournment as if the undersigned were present and voting at the meeting.

1.    Approval of a name change to Mariner Health
Care, Inc.
        FOR  [   ] AGAINST   [   ] ABSTAIN   [   ]

2. In their discretion, on any other business that may properly come before the meeting.

The shares represented hereby will be voted. With respect to item 1 above, the shares will be voted in accordance with the specifications made and where no specifications are given, said proxies will vote for the proposals. This proxy may be exercised by a majority of those proxies or their substitutes who attend the meeting.

Please sign and date and return to Email Mortgage, Inc., 5650 Greenwood Plaza Boulevard, Suite 201,
Greenwood Village, Colorado 80111.

Dated: June 13, 2002

---------------------------------
Signature


---------------------------------
Signature

Joint Owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers, should give full title.

Email Mortgage, Inc.
5650 Greenwood Plaza Boulevard, Suite 201
Greenwood Village, Colorado 80111

June 13, 2002

To the Stockholders of
Email Mortgage, Inc.

You are cordially invited to attend a Special
Meeting (hereinafter referred to as "Special
Meeting") of Stockholders of Email Mortgage, Inc.
(the "Company"), to be held at 5650 Greenwood Plaza
Boulevard, Suite 201, Greenwood Village, Colorado
80111, at 9:00 A.M., Mountain time on Friday, July
5, 2002, to consider and vote upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders.

Shareholders are being asked to approve a name change to Mariner Health Care, Inc. to more accurately reflect the proposed business of the Company to assist in the development of new healthcare technologies.

We are currently in the process of changing our corporate domicile from Colorado to Nevada. Based on the Colorado Revised Statutes, no shareholder approval is required for this transaction.

Since it is important that your shares be represented at the meeting whether or not you plan to attend in person, please indicate on the enclosed proxy your decisions about how you wish to vote and sign, date and return the proxy promptly in the envelope provided. If you find it possible to attend the meeting and wish to vote in person, you may withdraw your proxy at that time. Your vote is important, regardless of the number of shares you own.

Sincerely,


----------------------------------
Dianne Vandenberg
Chairman of the Board of Directors
Chief Executive Officer

           EMAIL MORTGAGE, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
          To Be Held July 5, 2002

To the Stockholders of
Email Mortgage, Inc.

NOTICE IS HEREBY GIVEN that an Special Meeting of
Stockholders of Email Mortgage, Inc. (the
"Company") will be held on Friday, July 5, 2002 at 9:00 o'clock in the morning, local time at the for the following purposes; all as more specifically set forth in the attached Proxy Statement.

1.   To consider and vote a name change to Mariner
Health Care, Inc.

2.   To transact such other business as may
properly be brought before this meeting.

Only holders of record of Common Stock of the Corporation as of the close of business on June 10, 2002 are entitled to notice of or to vote at the meeting or any adjournment thereof. The stock transfer books of the Corporation will not be closed.

Stockholders are encouraged to attend the meeting in person. To ensure that your shares will be represented, we urge you to vote, date, sign and mail the Proxy Card in the envelope that is provided, whether or not you expect to be present at the meeting. The prompt return of your Proxy
Card will be appreciated. It will also save the Company the expense of a reminder mailing. The giving of such Proxy will not affect your right to revoke such Proxy by appropriate written notice or to vote in person should you later decide to attend the meeting.

By order of the Board of Directors


Dianne Vandenberg
June 13, 2002
Chairman of the Board of Directors
Chief Executive Officers

             PROXY STATEMENT
           EMAIL MORTGAGE, INC.

     SPECIAL MEETING OF STOCKHOLDERS
    To Be Held Friday, July 5, 2002

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Email Mortgage, Inc., a Colorado corporation (the "Company"), to be voted at a Special Meeting of Stockholders of the Company to be held on Friday, July 5, 2002 at 9:00 A.M.,
Eastern time, at 5650 Greenwood Plaza Boulevard,
Suite 201, Greenwood Village, Colorado 80111 and at any adjournment thereof (the "Meeting"). The Proxy may be revoked by appropriate written notice at any time before it is exercised. See, "Voting and Solicitation of Proxies".

This Proxy Statement and the accompanying Notice and Form of Proxy are being mailed on or about June
13, 2002 to record holders of the Company's Common
Stock as of June 10, 2002 (the "Record Date").

As of Record Date, 12,507,000 shares of Common
Stock of the Company were issued and outstanding.
This reflects a recent forward 5 for 1 stock split.
Each share of Common Stock entitles the holder to one vote on all matters brought before the Special
Meeting.

Email Mortgage, Inc. was incorporated on March 28,
2000 under the laws of the State of Colorado.
Email Mortgage.com, Inc.'s principal executive and
administrative offices are at 5650 Greenwood Plaza
Boulevard, Suite 201, Greenwood Village, Colorado
80111.   These offices consist of 700 square feet
and are leased from a non-affiliate on a monthly basis at the lease price of $650 per month.

Business Activities.   We are a direct facilitator
to wholesale banks with a complete mortgage product
mix.    We provide lender direct pricing and
convenience by facilitating the mortgage process in matching the borrower with an appropriate wholesale bank, plus we give the personal attention and service that you would get from a mortgage broker.

Email Mortgage assists whole mortgage banks in obtaining the necessary information to provide a wide variety of mortgage products including:
   -   conventional loans up to $275,000,
   - loans that allow income and asset sections of loan applications to remain blank, and
   - loans that do not meet the requirements of Fannie Mae, an agency that sets guidelines for loans they will purchase.

We have not generated significant revenues from these activities at this time.

WWW.EmailMortgage.com.   Since inception, we have
worked on developing our website.   This website
allows realtors to send loan applications directly
to us for approval.   We have enhanced the website
to permit realtors to use the site to:

   - fill out loan applications for prospective borrowers,
   - check the status of a previously submitted application and
   -   to interact with us during the loan process.

                  NAME CHANGE

Email Mortgage, Inc. is seeking to pursue a new
line of business.   Email Mortgage, Inc. will act
as an incubator for emerging healthcare
technologies and assist in the development of these
new technologies.   In order to facilitate these
goals, the board of directors has approved a name change to more accurately reflect the proposed business of Email Mortgage, Inc.

The affirmative vote of a majority of the shares of Common Stock of Email Mortgage, Inc. is required for approval of the name change to Mariner Health
Care, Inc.

   STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

There are currently 12,507,000 common shares outstanding.

The following tabulates holdings of common shares of Email Mortgage (on a fully diluted basis) by each person who, subject to the above at the date of this prospectus, holds of record or is known by management to own beneficially more than 5.0% of the common shares and, in addition, by all directors and officers of Email Mortgage individually and as a group.

                            Number & Class             Percentage of
Name and Address             of Shares                   Shares

Dianne VandenBurg                125,000                     1.00%
30954 Highway 24
Simla, CO 80835

Gary Rothwell                    100,000                      .80%
3299 E. Otero Circle
Littleton, CO 80111

The Clarkson Trust            11,000,000                    87.95%
5650 Greenwood Plaza Boulevard
Suite 221
Greenwood Village, CO 80111

All Directors & Officers
as a group (2 persons)          225,000                      1.80%

-------------------
Pursuant to Rule 13d-3 under the Securities
Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power
(including the power to dispose or direct the disposition) with respect to a security, whether through a contract, arrangement, understanding, relationship, or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned, subject to applicable community property laws.

The trustee of the Clarkson Trust is Jerry Burden, located at 5650 Greenwood Plaza Boulevard, Suite
221, Greenwood Village 80111, a U.S. citizen.

Remuneration.    To date, no material compensation
has been paid to the officers of Email Mortgage.
Prior officer and director, Mr. Naschinski received
5,000 common shares as partial compensation for his
services.    Upon successful completion of the
offering, we will enter into written employment agreements with our current officers and key employees yet to be named.

Employee Incentive Stock Option Plan.    The
shareholders and the directors, at their organizational meeting, adopted an employee incentive stock option plan pursuant to the regulations of the Internal Revenue Service. The plan provides for a pool of authorized, but unissued common shares to be reserved for issuing to key executives, employees and consultants pursuant to the plan. Up to 1,000,000 options may be granted. The Board of Directors plans to elect a compensation committee to award the options from time to time. Committee members may not be grantees while serving.

There is no plan or arrangement with respect to compensation received or that may be received by the executive officers in the event of termination of employment or in the event of a change in responsibilities following a change in control.

         CERTAIN TRANSACTIONS

Jerry Burden, an individual who controls the Clarkson Trust that owns the majority of our outstanding common stock also controls Advanced
Funding, an entity that has advanced funds to us and has paid expenses on our behalf.

During the year ended March 31, 2001, Advanced
Funding loaned Email Mortgage $50,450 in cash and
paid expenses on behalf of Email Mortgage of
$11,675.   Email Mortgage issued common stock to
repay $2,200 of the cash advanced.   The balance
due to Advanced Funding is $59,925 and is not expected to be repaid currently.

During the year ended March 31, 2001, we acquired
ownership rights to an Internet website known as
"emailmortage.com".  We acquired the website from
an entity controlled by Jerry Burden who also
controls The Clarkson trust that owns a majority of
our common stock.   The amount of $11,500 paid for
the development of the website has been included in loans from related parties at March 31, 2001.

We have entered into an oral agreement with Email
RealEstate.   Email RealEstate is controlled by The
Washington Trust.  The Washington Trust is
controlled by Jerry Burdenm who also controls the
majority shareholder of Email Mortgage.   We agreed
to pay Email RealEstate beginning January 1, 2001,
$20 per month per realtor that has a website on Email RealEstate that includes a hotlink to EmailMortgage.

                 MANAGEMENT

Executive Officers and Directors.   Our executive
officers and directors and their business experience follows:

Name	                               Position
Dianne VandenBurg, age 41	President/Director

Gary Rothwell, age 61         Secretary/Treasurer/
                                   Director

Resumes:

Dianne VandenBurg.   Ms. VandenBurg has been
president and director of Email Mortgage since
inception.   From 1993 to 1997, Ms. VandenBurg was
the Vice President for the Metrum Community Credit
Union.   Her duties included teller and bookkeeping
that included balancing check books and returning
checks.   She also originated and processed loans
for second mortgages, cars, installment loans.
Additionally, her duties included vice president duties such as managing the credit union when the president was not present.

From 1997 to 2000, Ms. VandenBurg was hired as a
manager of Centennial Banc Share's loan processing
department.   Her duties included taking a loan
from origination to funding.   Ms. VandenBurg also
administered Centennial's $5,000,000 warehouse
lines of credit.   When Centennial Banc Share
acquired Entrust Mortgage, Ms. VandenBurg joined
Entrust as supervisor for the processing center.

Ms. VandenBurg has completed and is certified in different classes in the lending business which include:

   -   FHA Direct Endorsement underwriting classes
   -   Accounting courses
   -   Introduction to business
   -   Rex Johnson lending course

Gary Rothwell.   Mr. Rothwell has been secretary,
treasurer and a director of Email Mortgage since
inception.   From 1997 to present, Mr. Rothwell has
been involved in various aspects of the home
mortgage business for over 20 years.   In 1977, he
was the president and founder of G & E builders,
Inc., an enterprise focused on the building,
marketing and sale of custom homes.   In 1983 he
was issued a Series 7; general securities, and a Series 24; general securities principals license.

In 1990, he became the sales manager for Yorkshire
Real Estate.   His duties included the hiring and
training of real estate agents, advertising, public relations and real estate loan applications, with follow through from origination to closing.

Mr. Rothwell has been the owner of Tiffany Real
Estate since 1993.   Tiffany Real Estate is a full
service real estate company dedicated to providing customers with a complete program to fit their needs when buying a home.

In 1997, Mr. Rothwell began working in the
residential mortgage lending business.   He has
worked with lenders such as:

   -   Service Mortgage Corp
   -   Total Mortgage Professionals
   -   Mortgage Processing Services, and
   -   Mortgage 2000

He has been president of Merit Mortgage Corp. since
1997.

     VOTING AND SOLICITATION OF PROXIES

Stockholders represented by properly executed proxies received by the Company prior to or at the Meeting and not duly revoked will be voted in accordance with the instructions thereon. If proxies will be voted in instructions are indicated thereon, such proxies will be voted in favor of
Item 1 inclusive. Execution of a proxy will not prevent a stockholder from attending the Meeting and revoking his proxy by voting in person
(although attendance at the Meeting will not in itself revoke a proxy). Any stockholder giving a proxy may revoke it at any time before it is voted by giving to the Company's Secretary/Treasurer written notice bearing a later date than the proxy, by delivery of a later dated proxy, or by voting in person at the Meeting. Any written notice revoking a proxy should be sent to Email Mortgage, Inc. at 5650 Greenwood Plaza Boulevard, Suite 201,
Greenwood Village, Colorado 80111.

The Company's Board of Directors does not know of any other matters that will be presented for consideration at the Meeting. However, if any other matters which will be presented for consideration at the Meeting. However, if any other matters are properly presented for action at the Meeting, it is the intention of the person(s) named in the accompanying Form of Proxy to vote the shares represented thereby in accordance with their best judgment on such matters.

All costs relating to the solicitation of proxies made hereby will be borne by the Company. Proxies may be solicited by officers and directors of the Company personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names of those of their nominees for their reasonable expenses in forwarding soliciting material to their principals.

It is important that proxies be returned promptly.
Stockholders who do not expect to attend the Meeting in person are urged to sign and date the accompanying Form of Proxy and mail it in a timely fashion so that their vote can be recorded.

                 OTHER MATTERS

The Company is not aware of any other business to
be presented at the Special Meeting.    If matters
other than those described herein should properly arise at the meeting, the proxies will vote on such matters in accordance with their best judgment.